Exhibit 99.2

Astellas to Acquire Ocata Therapeutics

-  New Step Forward in Ophthalmology with Cell Therapy Approach  -

Tokyo and Massachusetts, November 10, 2015 - Astellas Pharma Inc. (TSE: 4503, President and CEO: Yoshihiko Hatanaka, “Astellas”) and Ocata Therapeutics, Inc. (NASDAQ: OCAT, President and CEO: Paul Wotton, “Ocata”), a biotechnology company focused on the research and development of new therapies in the field of regenerative medicine, primarily cell therapy addressing unmet medical needs in ophthalmology patients, announced today that they have entered into a definitive agreement. Under the agreement, Astellas will acquire Ocata through Laurel Acquisition Inc., a wholly-owned subsidiary of Astellas US Holding, Inc. (“Laurel”). The boards of directors of both Astellas and Ocata have unanimously approved the agreement.

Pursuant to the agreement, Laurel will commence a tender offer for all outstanding shares of common stock of Ocata, for a price of US$8.50 per share in cash (the “Tender Offer”). Promptly upon successful completion of the Tender Offer, Laurel will be merged into Ocata, and any remaining shares of common stock of Ocata will be canceled and converted into the right to receive the offer price (except for shares held by stockholders who properly demand appraisal rights under Delaware law). The board of directors of Ocata has resolved to recommend that Ocata’s stockholders tender into the Tender Offer.

Each of the directors and executive officers of Ocata entered into support agreements with Astellas and Laurel, pursuant to which such directors and officers, among other things, agreed to tender the shares of common stock of Ocata that they hold into the Tender Offer. Shares held by these directors and officers represent, in the aggregate, approximately 1.7% of the share of common stock of Ocata outstanding on this date.

The acquisition of Ocata represents the coming together of two companies with significant accomplishments and a shared commitment to development innovative therapies that address the unmet medical needs of patients suffering from severe ophthalmic diseases. The acquisition also represents a step toward achieving Astellas’ Strategic Plan 2015-2017.

Further, acquiring Ocata will enable Astellas to establish a presence in ophthalmology and a leading position in cell therapy.

“We highly value Ocata’s R&D capabilities, including its world-leading researchers in cell therapy,” commented Yoshihiko Hatanaka, President and CEO, Astellas. “We’re confident that we will turn innovative science into value for patients through the creation of new value by combining both companies’ capabilities under ‘One Astellas,’ where Ocata will be taking a key role in Astellas’ R&D in ophthalmology and cell therapy.”

Paul Wotton, Ph.D., President and CEO, Ocata said, “I am impressed by the vision and commitment of Astellas and believe that with their global resources behind our regenerative platform, patients suffering from debilitating diseases like AMD and SMD will soon benefit from having access to regenerative medicine.”

Financial Details and Closing Conditions

Consummation of the transaction is subject to customary closing conditions, including antitrust approvals and the tender of a majority of Ocata’s shares of common stock on a fully diluted basis. The offer price represents a premium of 79% to Ocata’s closing share price of US$4.75 on November 6, 2015. The all-cash transaction is valued at approximately US$379 million including the purchase of all common shares, options, warrants and other securities. The Tender Offer period is expected to commence no later than November 25, 2015, and will expire 20 business days after its commencement, unless otherwise extended. If the Tender Offer conditions are not satisfied, Astellas may be required to extend the Tender Offer under certain circumstances; however, in no event will Astellas be obligated to extend the Tender Offer beyond May 9, 2016.

The Tender Offer and consummation of the acquisition is expected to have a minor impact on Astellas’ financial results for the fiscal year ending March 31, 2016.

Citigroup Inc. is acting as exclusive financial advisor to Astellas and Covington & Burling LLP is acting as legal counsel.

Jefferies LLC is acting as exclusive financial advisor to Ocata and Goodwin Procter LLP is acting as legal counsel.

About Astellas

Astellas Pharma Inc., based in Tokyo, Japan, is a company dedicated to improving the health of people around the world through the provision of innovative and reliable pharmaceutical products. We focus on Urology, Oncology, Immunology, Nephrology and Neuroscience as prioritized therapeutic areas while advancing new therapeutic areas and discovery research leveraging new technologies/modalities. We are also creating new value by combining internal capabilities and external expertise in the medical/healthcare business. Astellas is on the forefront of healthcare change to turn innovative science into value for patients. For more information, please visit our website at www.astellas.com/en

About Ocata

Ocata Therapeutics, Inc. is a clinical stage biotechnology company focused on the development and commercialization of new therapies in the field of regenerative medicine. Ocata’s most advanced products are in clinical trials for the treatment of Stargardt’s macular degeneration, dry age-related macular degeneration, and myopic macular degeneration. Ocata’s intellectual property portfolio includes pluripotent stem cell platforms — hESC and induced pluripotent stem cell (iPSC) — and other cell therapy research programs. For more information on Ocata, please visit www.ocata.com.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made in this communication that are not statements of historical fact, including statements about the expected timetable for completing the transaction and Astellas’ and Ocata’s beliefs and expectations and statements about Astellas’ proposed acquisition of Ocata, including the timing of and closing conditions to the acquisition, and the potential effects of the acquisition on both Astellas and Ocata are forward-looking statements that are based on management’s beliefs, certain assumptions and current expectations and should be evaluated as such. These statements may be identified by their use of forward-looking terminology such as the words “expects,” “projects,” “anticipates,” “intends” and other similar words.  Forward-looking statements include statements that may relate to Astellas’ or Ocata’s plans, objectives, strategies, goals, future events, future revenues or performance, and other information that is not historical information. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected.  These risks and uncertainties include, but are not limited to, general economic, business and market conditions and the satisfaction of the conditions to closing of the proposed transaction. For a more complete discussion of certain of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements with respect to Ocata, see the discussion of risks and uncertainties in Ocata’s annual report on Form

10-K for the fiscal year ended December 31, 2014, its most recent Quarterly Report on Form 10-Q, and other SEC filings.  The forward-looking statements contained in this news release are made as of the date hereof, and neither Astellas nor Ocata undertakes any obligation to update any forward-looking statements, whether as a result of future events, new information or otherwise, except as required by law.

Important Additional Information

The tender offer for the outstanding common stock of Ocata has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Ocata common stock, nor is it a substitute for the tender offer materials that Astellas and its acquisition subsidiary will file with the SEC upon commencement of the tender offer. At the time the tender offer is commenced, Astellas will file a tender offer statement on Schedule TO with the SEC, and Ocata will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer.  THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY OCATA’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.  Both the tender offer statement and the solicitation/recommendation statement will be mailed to Ocata’s stockholders free of charge.  A free copy of the tender offer statement and the solicitation/recommendation statement will also be made available to all stockholders of Ocata by contacting Ocata at info@ocata.com or by phone at (508) 756-1212. In addition, the tender offer statement and the solicitation/recommendation statement (and all other documents filed with the SEC) will be available at no charge on the SEC’s website: www.sec.gov, upon filing with the SEC.

OCATA’S STOCKHOLDERS ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Contacts:

Astellas Pharma Inc.

Corporate Communications

TEL: 03-3244-3201  FAX: 03-5201-7473

http://www.astellas.com/en

U.S Media Contact

Marjorie Moeling

TEL: 224-205-5205  MOBILE: 847-682-7471

Marjorie.moeling@astellas.com

Ocata Therapeutics, Inc.

Investors:

Westwicke Partners

John Woolford, 443-213-0506

john.woolford@westwicke.com

or

Press:

Russo Partners

David Schull, 858-717-2310

david.schull@russopartnersllc.com

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